Exhibit 10.5

FIRST AMENDMENT TO SERVICE AGREEMENT

This First Amendment to Service Agreement (“Amendment”) is entered into by and between Taurus Financial Partners, LLC (“Taurus”), a Florida limited liability company, and Blue Water Restaurant Group, Inc. (“Client”), a Nevada corporation, and is effective as of the date of execution below.

WITNESSETH:

WHEREAS, Taurus and Client entered into a certain Service Agreement between Taurus and Client dated March 3, 2011 (“Agreement”); and

NOW, THEREFORE, in consideration of the foregoing and of the mutual amended terms and covenants hereinafter expressed, Taurus and Client do mutually agree to amend the Agreement as follows:

1.

Section 5(B): Contingency Sale as “Public Shell” Company.  This clause is hereby stricken from the Agreement and deleted in its entirety.

2.

Except as provided in this Amendment, all terms used in this Amendment that are not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

3.

This Amendment embodies the entire agreement between Taurus and Client with respect to the amendment of the Agreement.  In the event of any conflict or inconsistency between the provisions of the Agreement and the Amendment, the provisions of this Amendment shall control and govern.

4.

Except as specifically modified and amended herein, all of the terms, provisions, and covenants contained in the Agreement remain in full force and effect.  Except as otherwise expressly provided herein, the parties do not intend to, and the execution of this Amendment shall not, in any manner impair the Agreement, the purpose of this Amendment being simply to amend and ratify the Agreement, as hereby amended and ratified, and to confirm and carry forward the Agreement, as hereby amended, in full force and effect.

5.

This Agreement shall be interpreted, construed, and enforced in accordance with the internal laws of the State of Florida, without reference to its conflicts of law principles. All disputes arising out of or under this Agreement shall be adjudicated exclusively within the courts located within Miami-Dade County, Florida and both parties hereby consent to such venue and exclusive jurisdiction of such courts, and waive any and all rights to proceed in any different forum.

IN WITNESS WHEREOF, the parties, by their duly authorized representative, have caused this Amendment to be executed and made effective on the 4th day of August, 2011.

TAURUS FINANCIAL PARTNERS, LLC

          BLUE WATER RESTAURANT GROUP, INC.

(TAURUS)

(CLIENT)

/s/ J. Scott Sitra

/s/ Michael Hume

J. Scott Sitra

Michael Hume

President and CEO

President and CEO